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EXHIBIT 31.1
CERTIFICATIONS

Certification Of The Chief Executive Officer Pursuant To Section
906 Of The Sarbanes - Oxley Act Of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ludlum
Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10 Q-SB of the Company for the period ended March 31, 2001, as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                             /s/   FLOYD D. WILKENSON
                             ------------------------
                             Floyd D. Wilkenson
                             Authorized Agent/Sole Director
                             Appointed by Board of Directors on
                             March 19, 2004

Dated: December 6, 2004


Certification Of The Chief Financial Officer Pursuant to
Section 906 of the Sarbanes - Oxley Act Of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes - Oxley Act of 2002 the undersigned officer of Ludlum
Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10 K-SB of the Company for the annual period ended March 31, 2001, as amended, (the Report) fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange
Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                             /s/   FLOYD D. WILKENSON
                             ------------------------
                             Floyd D. Wilkenson
                             Authorized Agent/Sole Director
                             Appointed by Board of Directors on
                             March 19, 2004

Dated: December 6, 2004